Exhibit 99.2 A POLLO COMMERCIAL REAL ESTA TE FINA NCE, INC. Supplemental Financial Information Q3 2019 October 23, 2019 Information is as of September 30, 2019, except as otherwise noted. It should not be assumed that investments made in the future will be profitable or will equal the performance of the investments in this document.Exhibit 99.2 A POLLO COMMERCIAL REAL ESTA TE FINA NCE, INC. Supplemental Financial Information Q3 2019 October 23, 2019 Information is as of September 30, 2019, except as otherwise noted. It should not be assumed that investments made in the future will be profitable or will equal the performance of the investments in this document.

Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward- looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share. Please refer to slide 19 for a definition of “Operating Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on slide 18. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. 1Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward- looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share. Please refer to slide 19 for a definition of “Operating Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on slide 18. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. 1

Q3 Highlights • Net income available to common stockholders of $25.7 million, or $0.16 per diluted share of common stock 1 • Operating Earnings of $72.6 million, or $0.47 per diluted share of common stock Financial Results • Net interest income of $85.2 million • Book value per share of common stock of $16.02 • Common stock dividend of $0.46 per share Dividend • 9.7% annualized dividend yield based upon closing stock price on October 22, 2019 • Committed capital to $958.3 million of commercial real estate loans, all of which was funded during the quarter • Funded $126.1 million for loans closed prior to the third quarter Loan Originations • For the first nine months of 2019, committed capital to $2.0 billion of commercial real estate loans, $1.8 billion of which has been funded • Total loan portfolio of $6.1 billion 2 • Weighted average remaining term of 3.1 years Loan Portfolio 3 • Weighted average unlevered all-in yield of 8.2% • 94% of loans have floating interest rates • Amended master repurchase agreement with JPMorgan Chase Bank to increase borrowing capacity to $1.3 billion Capitalization • Amended master repurchase agreement with Deutsche Bank to increase borrowing capacity to $1.25 billion 4 • Total common equity market capitalization of $2.9 billion at September 30, 2019 See footnotes on page 19 2Q3 Highlights • Net income available to common stockholders of $25.7 million, or $0.16 per diluted share of common stock 1 • Operating Earnings of $72.6 million, or $0.47 per diluted share of common stock Financial Results • Net interest income of $85.2 million • Book value per share of common stock of $16.02 • Common stock dividend of $0.46 per share Dividend • 9.7% annualized dividend yield based upon closing stock price on October 22, 2019 • Committed capital to $958.3 million of commercial real estate loans, all of which was funded during the quarter • Funded $126.1 million for loans closed prior to the third quarter Loan Originations • For the first nine months of 2019, committed capital to $2.0 billion of commercial real estate loans, $1.8 billion of which has been funded • Total loan portfolio of $6.1 billion 2 • Weighted average remaining term of 3.1 years Loan Portfolio 3 • Weighted average unlevered all-in yield of 8.2% • 94% of loans have floating interest rates • Amended master repurchase agreement with JPMorgan Chase Bank to increase borrowing capacity to $1.3 billion Capitalization • Amended master repurchase agreement with Deutsche Bank to increase borrowing capacity to $1.25 billion 4 • Total common equity market capitalization of $2.9 billion at September 30, 2019 See footnotes on page 19 2

Financial Summary

Income Statement						
	Three months ended			Nine months ended		
($ and shares in mm, except for per share data)	**9/30/2019**	**9/30/2018**	**% Change**	**9/30/2019**	**9/30/2018**	**% Change**
Net interest income	$85.2	$77.5	9.9%	$253.0	$211.5	19.6%
Net income available to common stockholders	25.7	55.4	(53.6%)	143.1	146.5	(2.3%)
Diluted weighted average shares of common stock outstanding	153.5	153.9	(0.3%)	144.6	150.4	(3.9%)
Net income per diluted share of common stock[5]	**$0.16**	**$0.40**	**(60.0%)**	**$0.97**	**$1.14**	**(14.9%)**
Operating Earnings[1]	72.6	58.6	23.9%	197.6	160.9	22.7%
Diluted weighted average shares of common stock outstanding – Operating Earnings	155.4	130.8	18.8%	146.5	122.5	19.6%
Operating Earnings[1] per diluted share of common stock	**$0.47**	**$0.45**	**4.4%**	**$1.35**	**$1.31**	**3.1%**
Operating Earnings[1], excluding realized loss on investments and loss on early extinguishment of debt	72.6	61.2	18.6%	210.1	163.5	28.4%
Operating Earnings[1], excluding realized loss on investments and loss on early extinguishment of debt, per diluted share of common stock	**$0.47**	**$0.47**	**0.0%**	**$1.43**	**$1.33**	**7.5%**

Balance Sheet			
($ in mm, except for per share data)	**9/30/2019**	**12/31/2018**	**% Change**
Investments at Amortized Cost, net	$6,115	$4,928	24.1%
Invested Net Equity at Cost[6]	3,555	3,031	17.3%
Common Stockholders' Equity	2,460	2,168	13.5%
Preferred Stockholders' Equity (liquidation preference)	169	342	(50.6%)
Convertible Senior Notes, net	561	592	(5.2%)
Senior Secured Term Loan, net[7]	489	-	NA
Secured Debt Arrangements, net[8]	2,541	1,880	35.2%
Debt to Equity[9]	**1.3x**	**0.9x**	**44.4%**
Fixed Charge Coverage[10]	**2.5x**	**2.7x**	**(7.4%)**
Book Value per share of common stock[11]	**$16.02**	**$16.20**	**(1.1%)**

See footnotes on page 19

APOLLO | Commercial Real Estate Finance
3

Q3 Investment Activity Q3 19 Investment Summary Outstanding Portfolio (QTD) ($ in mm) Unfunded 12 15 Commitment Add-on Unfunded 14 Funding 15 Commitment $126 $1,073 ($60) ($353) $1,192 $958 New Loans ($ in mm) $6,115 $5,444 Loans Closed 8 Commitments to New Loans $958 3 Weighted Average Unlevered All-in Yield - First Mortgage 5.2% 3 Weighted Average Unlevered All-in Yield - Subordinate 14.3% 13 Weighted Average Loan-to-Value (“LTV”) 55.8% 16 2Q19 Fundings Repayments Other 3Q19 14 Add-on Fundings $126 See footnotes on page 19 4Q3 Investment Activity Q3 19 Investment Summary Outstanding Portfolio (QTD) ($ in mm) Unfunded 12 15 Commitment Add-on Unfunded 14 Funding 15 Commitment $126 $1,073 ($60) ($353) $1,192 $958 New Loans ($ in mm) $6,115 $5,444 Loans Closed 8 Commitments to New Loans $958 3 Weighted Average Unlevered All-in Yield - First Mortgage 5.2% 3 Weighted Average Unlevered All-in Yield - Subordinate 14.3% 13 Weighted Average Loan-to-Value (“LTV”) 55.8% 16 2Q19 Fundings Repayments Other 3Q19 14 Add-on Fundings $126 See footnotes on page 19 4

YTD Investment Activity YTD Investment Summary Outstanding Portfolio (YTD) ($ in mm) Unfunded Add-on 12 15 Commitment 17 Funding $290 Unfunded $1,073 ($31) ($843) 15 Commitment $1,771 $1,096 New Loans $6,115 ($ in mm) $4,928 Loans Closed 17 Commitments to New Loans $1,965 3 Weighted Average Unlevered All-in Yield - First Mortgage 5.4% 3 Weighted Average Unlevered All-in Yield - Subordinate 10.6% 13 Weighted Average Loan-to-Value (“LTV”) 60.1% 16 4Q18 Fundings Repayments Other 3Q19 17 Add-on Fundings $290 See footnotes on page 19 5YTD Investment Activity YTD Investment Summary Outstanding Portfolio (YTD) ($ in mm) Unfunded Add-on 12 15 Commitment 17 Funding $290 Unfunded $1,073 ($31) ($843) 15 Commitment $1,771 $1,096 New Loans $6,115 ($ in mm) $4,928 Loans Closed 17 Commitments to New Loans $1,965 3 Weighted Average Unlevered All-in Yield - First Mortgage 5.4% 3 Weighted Average Unlevered All-in Yield - Subordinate 10.6% 13 Weighted Average Loan-to-Value (“LTV”) 60.1% 16 4Q18 Fundings Repayments Other 3Q19 17 Add-on Fundings $290 See footnotes on page 19 5

Q3 Investment and Repayment Activity

Summary of New Investments

- $470.8 million of a $807.5 million floating-rate whole loan (all of which was funded at closing) consisting of a $318.1 million mortgage loan, a $30.3 million senior mezzanine loan and a $122.4 million junior mezzanine loan secured by the retail condominium of a mixed use property on the corner of 5th Avenue and 57th Street in New York, NY
- £140.0 million ($174.1 million)[18] floating-rate senior mortgage loan (all of which was funded at closing) for the pre-development of an ~287,000 sq. ft. office building in Central London, U.K.
- €120.0 million ($134.4 million)[18] floating-rate senior mortgage loan (all of which was funded at closing) secured by a 184-key (including 31 villas), luxury resort hotel in Puglia, Italy
- $67.5 million of an A-Note within an $83.0 million floating-rate senior mortgage loan (all of which was funded at closing) secured by a 230-key hotel located in New York, NY
- $60.0 million floating-rate senior mortgage loan (all of which was funded at closing) secured by a recently renovated 130-key hotel and billboards located in Miami, FL
- $51.5 million horizontal risk retention bond of a $1.0 billion commercial mortgage securitization trust secured by a portfolio of 156 healthcare properties located throughout the United States

Summary of Repayments

- $88.5 million floating-rate subordinate construction loan and $44 million floating rate B-note, both secured by a residential, for-sale building in New York, NY
- $67.0 million floating-rate senior mortgage loan secured by a multifamily property in Brooklyn, NY
- $50.7 million floating-rate senior mortgage loan secured by a multifamily property in Brooklyn, NY
- $41.8 million floating-rate senior mortgage loan secured by a multifamily property in New York, NY
- $61.5 million in partial repayments, $59.0 million of which were from first mortgage loans and $2.5 million of which were from subordinate loans

See footnotes on page 19

APOLLO | Commercial Real Estate Finance

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Commercial Real Estate Loan Portfolio Overview Loan Position at Amortized Cost Loan Position by Invested Net Equity at Amortized Cost 12 ($ in mm) 9/30/2019 6/30/2019 Number of Loans 74 Loans 71 Loans Amortized Cost $6,115 $5,444 6 Invested Net Equity at Cost $3,555 $3,643 15 Unfunded Loan Commitments $1,073 $1,192 3 Weighted Average Unlevered All-in Yield on Loan Portfolio 8.2% 9.0% 2 Weighted Average Remaining Term 3.1 Years 2.9 Years See footnotes on page 19 7Commercial Real Estate Loan Portfolio Overview Loan Position at Amortized Cost Loan Position by Invested Net Equity at Amortized Cost 12 ($ in mm) 9/30/2019 6/30/2019 Number of Loans 74 Loans 71 Loans Amortized Cost $6,115 $5,444 6 Invested Net Equity at Cost $3,555 $3,643 15 Unfunded Loan Commitments $1,073 $1,192 3 Weighted Average Unlevered All-in Yield on Loan Portfolio 8.2% 9.0% 2 Weighted Average Remaining Term 3.1 Years 2.9 Years See footnotes on page 19 7

Commercial Real Estate Loan Portfolio Diversification

Geographic Diversification by Amortized Cost



37%
14%
12%
10%
9%
7%
3%
2%
2%
2%
1%
1%
Manhattan, NY
United Kingdom
West
Midwest
Southeast
Brooklyn, NY
Germany
Italy
Southwest
Mid-Atlantic
Other International
Northeast

Property Type by Amortized Cost



26%
23%
10%
6%
10%
7%
5%
4%
3%
2%
2%
2%
Hotel
Office
Residential-for-sale: construction
Residential-for-sale: inventory
Urban Predevelopment
Urban Retail
Multifamily
Industrial
Healthcare
Retail Center
Other 19
Mixed Use

($ in mm)

Property Type	Manhattan, NY	Brooklyn, NY	Northeast	West	Midwest	Southeast	Southwest	Mid-Atlantic	United Kingdom	Germany	Italy	Other International	Total
Hotel	$521 / 9%	-	-	$298 / 5%	$138 / 2%	$304 / 5%	$88 / 1%	$58 / 1%	-	-	$130 / 2%	$42 / 1%	$1,580 / 26%
Office	594 / 10%	-	-	120 / 2%	242 / 4%	-	-	-	265 / 5%	185 / 3%	-	-	1,407 / 23%
Residential-for-sale: construction	462 / 8%	79 / 1%	-	70 / 1%	-	18 / 0%	-	-	-	-	-	-	629 / 10%
Residential-for-sale: inventory	155 / 3%	-	-	-	-	-	-	16 / 0%	179 / 3%	-	-	-	349 / 6%
Urban Predevelopment	-	151 / 2%	-	73 / 1%	-	183 / 3%	-	-	197 / 3%	-	-	-	603 / 10%
Urban Retail	466 / 7%	-	-	-	-	-	-	-	-	-	-	-	466 / 7%
Multifamily	88 / 1%	-	1 / 0%	58 / 1%	21 / 0%	9 / 0%	5 / 0%	-	93 / 2%	-	-	31 / 1%	306 / 5%
Industrial	-	196 / 3%	-	13 / 0%	10 / 0%	4 / 0%	3 / 0%	2 / 0%	-	-	-	-	228 / 4%
Healthcare	-	-	3 / 0%	35 / 1%	26 / 0%	31 / 1%	31 / 0%	19 / 0%	46 / 1%	-	-	-	191 / 3%
Other[19]	-	-	15 / 0%	61 / 1%	22 / 0%	13 / 0%	-	16 / 0%	-	-	-	-	127 / 2%
Retail Center	-	-	-	-	126 / 2%	-	-	-	-	-	-	-	126 / 2%
Mixed Use	-	18 / 0%	-	-	42 / 1%	7 / 0%	-	-	36 / 1%	-	-	-	103 / 2%
Total[20]	**$2,287 / 37%**	**$444 / 7%**	**$19 / 1%**	**$729 / 12%**	**$627 / 10%**	**$568 / 9%**	**$127 / 2%**	**$111 / 2%**	**$815 / 14%**	**$185 / 3%**	**$130 / 2%**	**$74 / 1%**	**$6,115 / 100%**

See footnotes on page 19

APOLLO | Commercial Real Estate Finance

8

Senior Loan Portfolio Overview

($ in mm) Property Type	Risk rating	Origination Date	Amortized Cost	Unfunded Commitments[15]	Construction Loan[21]	Fully-extended Maturity	Location
Urban Retail	3	8/2019	$315	-		9/2024	Manhattan, NY
Hotel	3	9/2016	210	-		1/2022	Manhattan, NY
Urban Predevelopment	3	4/2017	197	-		10/2019	London, UK
Industrial	3	1/2019	196	7		2/2024	Brooklyn, NY
Office	2	11/2017	189	60	Y	12/2022	Manhattan, NY
Office	3	10/2018	185	14		10/2021	Manhattan, NY
Office	3	6/2019	185	31		11/2026	Berlin, Germany
Urban Predevelopment	3	1/2016	183	-		9/2021	Miami, FL
Residential-for-sale: inventory	3	3/2018	178	-		3/2021	London, UK
Office	3	9/2019	170	-		9/2023	London, UK
Office	3	11/2017	164	-		1/2023	Chicago, IL
Hotel	3	4/2018	151	2		4/2023	Honolulu, HI
Urban Predevelopment	3	3/2017	151	14		12/2020	Brooklyn, NY
Hotel [22]	3	9/2015	140	-		6/2023	Manhattan, NY
Hotel	3	5/2018	139	-		6/2023	Miami, FL
Hotel	3	8/2019	130	-		8/2024	Puglia, Italy
Retail center [23]	5	11/2014	126	-		9/2020	Cincinnati, OH
Office	3	1/2018	120	68		1/2022	Renton, WA
Office	3	10/2018	107	79	Y	10/2023	Manhattan, NY
Hotel	3	3/2017	105	-		3/2022	Atlanta, GA
Hotel	3	11/2018	99	-		12/2023	Vail, CO
Hotel	3	12/2017	89	-		12/2022	Manhattan, NY
Hotel	3	7/2018	87	-		8/2021	Detroit, MI
Residential-for-sale: construction	3	5/2018	79	4	Y	6/2020	Brooklyn, NY
Office	3	12/2017	73	44		7/2022	London, UK
Urban Predevelopment	3	12/2016	73	-		12/2020	Los Angeles, CA
Multifamily	3	4/2014	71	-		7/2023	Various
Office	3	3/2018	71	17		4/2023	Chicago, IL
Residential-for-sale: construction	3	12/2018	70	107	Y	12/2023	Manhattan, NY
Hotel	3	8/2019	67	-		9/2022	Manhattan, NY
Hotel	3	4/2018	63	-		5/2023	Scottsdale, AZ
Hotel	3	9/2019	60	-		10/2024	Miami, FL
Residential-for-sale: inventory	3	6/2018	57	-		6/2020	Manhattan, NY
Other	3	4/2019	55	104	Y	9/2025	Culver City, CA
Multifamily	3	11/2014	54	-		11/2021	Various
Multifamily	3	6/2018	53	-		6/2020	London, UK
Hotel	3	5/2019	52	-		6/2024	Chicago, IL
Residential-for-sale: construction	3	1/2018	48	31	Y	1/2023	Manhattan, NY
Hotel	3	12/2015	42	-		8/2024	St. Thomas, USVI
Multifamily	3	10/2017	40	-		10/2022	London, UK
Hotel	3	2/2018	38	-		3/2023	Pittsburgh, PA
Residential-for-sale: inventory	2	5/2018	37	-		4/2021	Manhattan, NY
Office	3	4/2019	22	49	Y	8/2022	Birmingham, UK
Residential-for-sale: construction	3	12/2018	18	84	Y	1/2024	Hallandale Beach, FL
Residential-for-sale: inventory [23]	5	2/2014	16	-		4/2020	Bethesda, MD
Residential-for-sale: construction	3	3/2018	5	109	Y	3/2023	San Francisco, CA
Office	3	8/2018	0	188	Y	12/2022	London, UK
Subtotal/W.A. - Senior Loans	**3.0**		**$4,780**	**$1,012**	**12%**	**3.1 Years**	

Weighted Average All-in Yield[3] on Senior Loans – 6.8%

See footnotes on page 19

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Subordinate Loan[12] Portfolio Overview

($ in mm) Property Type	Risk rating	Origination Date	Amortized Cost	Unfunded Commitments [15]	Construction Loan [21]	Fully-extended Maturity	Location
Residential-for-sale: construction [24]	3	6/2015	$203	-	Y	2/2021	Manhattan, NY
Urban Retail	3	8/2019	121	-		9/2024	Manhattan, NY
Office	3	1/2019	99	-		12/2025	Manhattan, NY
Residential-for-sale: construction	3	12/2017	93	19	Y	6/2022	Manhattan, NY
Healthcare	3	1/2019	93	-		1/2024	Various
Other	2	9/2017	72	-		9/2022	Various
Multifamily	3	10/2015	68	-		11/2019	Manhattan, NY
Residential-for-sale: construction	3	12/2017	65	-	Y	4/2023	Los Angeles, CA
Healthcare	3	7/2019	51	-		6/2024	Various
Residential-for-sale: construction [24]	3	11/2017	48	-	Y	2/2021	Manhattan, NY
Healthcare	2	1/2015	46	-		12/2019	Various
Mixed Use	3	1/2017	42	-		2/2027	Cleveland, OH
Residential-for-sale: inventory	2	10/2016	36	-		10/2020	Manhattan, NY
Mixed Use	3	2/2019	36	-	Y	12/2022	London, UK
Industrial	2	5/2013	32	-		5/2023	Various
Urban Retail	3	8/2019	30	-		9/2024	Manhattan, NY
Residential-for-sale: inventory	3	6/2017	25	-		12/2020	Manhattan, NY
Hotel	2	6/2015	25	-		7/2025	Phoenix, AZ
Hotel	3	6/2015	20	-		12/2022	Washington, DC
Hotel	3	6/2018	20	-		6/2023	Las Vegas, NV
Multifamily	3	5/2018	20	-		5/2028	Cleveland, OH
Hotel	2	2/2015	20	-		1/2020	Burbank, CA
Mixed Use	3	12/2018	18	33	Y	12/2023	Brooklyn, NY
Hotel [22]	3	9/2015	15	9		6/2023	Manhattan, NY
Office	2	7/2013	14	-		7/2022	Manhattan, NY
Hotel	3	5/2017	8	-		6/2027	Anaheim, CA
Office	3	8/2017	8	-		9/2024	Troy, MI
Mixed Use	3	7/2012	7	-		8/2022	Chapel Hill, NC
Subtotal/W.A. - Subordinate Loans and Other Lending Investments	**2.8**		**$1,335**	**$61**	**35%**	**3.3 Years**	
Total/W.A.	**3.0**		**$6,115**	**$1,073**	**17%**	**3.1 Years**	

Weighted Average All-in Yield[3] on Subordinate Loans[12] – 13.2%

TOTAL PORTFOLIO WEIGHTED AVERAGE:
All-in Yield[3] – 8.2%

See footnotes on page 19

APOLLO | Commercial Real Estate Finance

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Loan Portfolio Maturity Profile 25,26,27 ($ in mm) Fully Extended Loan Maturities and Estimated Future Fundings $1,884 $1,595 $1,215 $985 $705 $542 $311 $284 $260 $241 $218 $50 $20 $11 $13 $6 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Fully Extended Maturity Future Funding See footnotes on page 19 11Loan Portfolio Maturity Profile 25,26,27 ($ in mm) Fully Extended Loan Maturities and Estimated Future Fundings $1,884 $1,595 $1,215 $985 $705 $542 $311 $284 $260 $241 $218 $50 $20 $11 $13 $6 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Fully Extended Maturity Future Funding See footnotes on page 19 11

Capital Structure Overview ~$6.7 Billion Total Capitalization Capital Structure Composition Capital Structure Detail ($ in mm) ($ in mm, except per share data) $169 $500 W.A. 28 Amount Credit Facilities Capacity W.A. Rate Maturity $575 USD L+2.09% / Five 2 $3,535 $2,559 GBP L+2.31% / Jul 2022 29 Counterparties EUR L+1.35% $2,943 Senior Secured Term Loan 30 Term Loan B 4.87% May 2026 $500 Convertible Notes 2022 Notes 4.75% Aug 2022 $345 2023 Notes 5.38% Oct 2023 230 Total Convertible Debt 5.00% $575 $2,559 Total Debt $3,634 Preferred Stock Series B Preferred 8.00% $169 Common Equity Market Capitalization Stock Price as of 9/30/2019 $19.17 Shares Outstanding (in mm) 154 4 Common Equity Market Capitalization $2,943 Total Capitalization $6,746 9 Debt to Equity Ratio : 1.3x 10 Fixed Charge Coverage : 2.5x See footnotes on page 19 12Capital Structure Overview ~$6.7 Billion Total Capitalization Capital Structure Composition Capital Structure Detail ($ in mm) ($ in mm, except per share data) $169 $500 W.A. 28 Amount Credit Facilities Capacity W.A. Rate Maturity $575 USD L+2.09% / Five 2 $3,535 $2,559 GBP L+2.31% / Jul 2022 29 Counterparties EUR L+1.35% $2,943 Senior Secured Term Loan 30 Term Loan B 4.87% May 2026 $500 Convertible Notes 2022 Notes 4.75% Aug 2022 $345 2023 Notes 5.38% Oct 2023 230 Total Convertible Debt 5.00% $575 $2,559 Total Debt $3,634 Preferred Stock Series B Preferred 8.00% $169 Common Equity Market Capitalization Stock Price as of 9/30/2019 $19.17 Shares Outstanding (in mm) 154 4 Common Equity Market Capitalization $2,943 Total Capitalization $6,746 9 Debt to Equity Ratio : 1.3x 10 Fixed Charge Coverage : 2.5x See footnotes on page 19 12

Liquidity ($ in mm) 31 Approved and Cash Total Available Total Potential Unallocated Undrawn Credit Capital Liquidity 33 Credit 32 Capacity See footnotes on page 19 13Liquidity ($ in mm) 31 Approved and Cash Total Available Total Potential Unallocated Undrawn Credit Capital Liquidity 33 Credit 32 Capacity See footnotes on page 19 13

Interest Rate Sensitivity 25 34 Net Interest Income Sensitivity to USD LIBOR Rate Profile of Loan Portfolio LIBOR floors partially offset Increasing LIBOR impact from decline in USD LIBOR increases earnings See footnotes on page 19 14Interest Rate Sensitivity 25 34 Net Interest Income Sensitivity to USD LIBOR Rate Profile of Loan Portfolio LIBOR floors partially offset Increasing LIBOR impact from decline in USD LIBOR increases earnings See footnotes on page 19 14

FinancialsFinancials

Consolidated Balance Sheets (in thousands - except share data) September 30, 2019 December 31, 2018 Assets: Cash and cash equivalents $160,934 $109,806 Commercial mortgage loans, net (includes $4,118,926 and $3,197,900 pledged as collateral under secured debt arrangements in 2019 and 2018, respectively) 4,779,501 3,878,981 Subordinate loans and other lending assets, net 1,335,073 1,048,612 Other assets 37,858 33,720 Derivative assets, net 35,729 23,700 Loan proceeds held by servicer 3,323 1,000 Total Assets $6,352,418 $5,095,819 Liabilities and Stockholders' Equity Liabilities: Secured debt arrangements, net (net of deferred financing costs of $18,031 and $17,555 in 2019 and 2018, respectively) $2,541,287 $1,879,522 Convertible senior notes, net 560,589 592,000 Senior secured term loan, net (net of deferred financing costs of $7,452 and $0 in 2019 and 2018, respectively) 488,947 — Accounts payable, accrued expenses and other liabilities 98,231 104,746 Derivative liabilities 23,420 — Payable to related party 10,434 9,804 Total Liabilities 3,722,908 2,586,072 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized: Series B preferred stock, 6,770,393 shares issued and outstanding ($169,260 liquidation preference) 68 68 Series C preferred stock, 0 and 6,900,000 shares issued and outstanding ($0 and $172,500 liquidation preference in 2019 and 2018), respectively — 69 Common stock, $0.01 par value, 450,000,000 shares authorized, 153,531,756 and 133,853,565 shares issued and outstanding in 2019 and 2018, respectively 1,535 1,339 Additional paid-in-capital 2,821,419 2,638,441 Accumulated deficit (193,512) (130,170) Total Stockholders’ Equity 2,629,510 2,509,747 Total Liabilities and Stockholders’ Equity $6,352,418 $5,095,819 16Consolidated Balance Sheets (in thousands - except share data) September 30, 2019 December 31, 2018 Assets: Cash and cash equivalents $160,934 $109,806 Commercial mortgage loans, net (includes $4,118,926 and $3,197,900 pledged as collateral under secured debt arrangements in 2019 and 2018, respectively) 4,779,501 3,878,981 Subordinate loans and other lending assets, net 1,335,073 1,048,612 Other assets 37,858 33,720 Derivative assets, net 35,729 23,700 Loan proceeds held by servicer 3,323 1,000 Total Assets $6,352,418 $5,095,819 Liabilities and Stockholders' Equity Liabilities: Secured debt arrangements, net (net of deferred financing costs of $18,031 and $17,555 in 2019 and 2018, respectively) $2,541,287 $1,879,522 Convertible senior notes, net 560,589 592,000 Senior secured term loan, net (net of deferred financing costs of $7,452 and $0 in 2019 and 2018, respectively) 488,947 — Accounts payable, accrued expenses and other liabilities 98,231 104,746 Derivative liabilities 23,420 — Payable to related party 10,434 9,804 Total Liabilities 3,722,908 2,586,072 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized: Series B preferred stock, 6,770,393 shares issued and outstanding ($169,260 liquidation preference) 68 68 Series C preferred stock, 0 and 6,900,000 shares issued and outstanding ($0 and $172,500 liquidation preference in 2019 and 2018), respectively — 69 Common stock, $0.01 par value, 450,000,000 shares authorized, 153,531,756 and 133,853,565 shares issued and outstanding in 2019 and 2018, respectively 1,535 1,339 Additional paid-in-capital 2,821,419 2,638,441 Accumulated deficit (193,512) (130,170) Total Stockholders’ Equity 2,629,510 2,509,747 Total Liabilities and Stockholders’ Equity $6,352,418 $5,095,819 16

Consolidated Statements of Operations

(in thousands - except share data and per share data)	Three months ended		Nine months ended	
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Net interest income:				
Interest income from commercial mortgage loans	$81,136	$71,179	$236,880	$188,434
Interest income from subordinate loans and other lending assets	43,421	37,308	125,303	105,236
Interest expense	(39,341)	(31,007)	(109,147)	(82,184)
Net interest income	**$85,216**	**$77,480**	**$253,036**	**$211,486**
Operating expenses:				
General and administrative expenses (includes equity-based compensation of $3,889 and $12,084 in 2019 and $4,048 and $11,404 in 2018, respectively)	(5,839)	(5,843)	(18,564)	(16,493)
Management fees to related party	(10,434)	(9,515)	(30,306)	(26,620)
Total operating expenses	**($16,273)**	**($15,358)**	**($48,870)**	**($43,113)**
Other income	429	427	1,431	973
Provision for loan losses and impairments, net of reversals	(35,000)	—	(20,000)	(5,000)
Realized loss on investments	—	—	(12,513)	—
Foreign currency loss	(19,129)	(4,050)	(20,012)	(23,574)
Loss on early extinguishment of debt	—	(2,573)	—	(2,573)
Gain on foreign currency forwards (includes unrealized gains of $16,227 and $12,029 in 2019 and $5,045 and $20,986 in 2018, respectively)	24,153	6,291	28,619	28,797
Unrealized loss on interest rate swap	(10,307)	—	(23,420)	—
Net income	**$29,089**	**$62,217**	**$158,271**	**$166,996**
Preferred dividends	(3,385)	(6,836)	(15,139)	(20,505)
Net income available to common stockholders	**$25,704**	**$55,381**	**$143,132**	**$146,491**
Net income per basic share of common stock	**$0.16**	**$0.42**	**$0.97**	**$1.19**
Net income per diluted share of common stock	**$0.16**	**$0.40**	**$0.97**	**$1.14**
Basic weighted-average shares of common stock outstanding	153,531,678	129,188,343	144,638,237	120,876,240
Diluted weighted-average shares of common stock outstanding	153,531,678	153,918,435	144,638,237	150,424,889
Dividend declared per share of common stock	**$0.46**	**$0.46**	**$1.38**	**$1.38**

APOLLO | Commercial Real Estate Finance

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Reconciliation of GAAP Net Income to Operating Earnings[1]

(in thousands - except share and per share data)	Three months ended		Nine months ended	
Operating Earnings[1]:	**September 30, 2019**	**September 30, 2018**	**September 30, 2019**	**September 30, 2018**
Net income available to common stockholders	**$25,704**	**$55,381**	**$143,132**	**$146,491**
Adjustments:				
Equity-based compensation expense	3,889	4,048	12,084	11,404
Unrealized loss on interest rate swap	10,307	—	23,420	—
Gain on currency forwards	(24,153)	(6,291)	(28,619)	(28,797)
Foreign currency loss, net	19,129	4,050	20,012	23,574
Net realized gains (losses) relating to interest income on foreign currency hedges, net[35]	870	421	1,614	(89)
Net realized gains relating to forward points on foreign currency hedges, net	1,076	257	3,552	332
Amortization of the convertible senior notes related to equity reclassification	732	728	2,362	3,024
Provision for loan losses and impairments, net of reversal	35,000	—	20,000	5,000
Total adjustments:	**46,850**	**3,213**	**54,425**	**14,448**
Operating Earnings[1]	**$72,554**	**$58,594**	**$197,557**	**$160,939**
Realized loss on investments	—	—	12,513	—
Loss on early extinguishment of debt	—	2,573	—	2,573
Operating Earnings[1] excluding realized loss on investments and loss on early extinguishment of debt	**$72,554**	**$61,167**	**$210,070**	**$163,512**
Weighted-average diluted shares - Operating Earnings[36]				
Weighted-average diluted shares – GAAP	153,531,678	153,918,435	144,638,237	150,424,889
Weighted-average unvested RSUs	1,839,631	1,593,070	1,845,086	1,617,398
Reversal of hypothetical conversion of the Notes	—	(24,730,092)	—	(29,548,649)
Weighted-average diluted shares - Operating Earnings	**155,371,309**	**130,781,413**	**146,483,323**	**122,493,638**
Operating Earnings[1] Per Share	**$0.47**	**$0.45**	**$1.35**	**$1.31**
Operating Earnings,[1] excluding realized loss on investments and loss on early extinguishment of debt, Per Share	**$0.47**	**$0.47**	**$1.43**	**$1.33**

Computation of Share Count for Operating Earnings[1]				
Basic weighted-average shares of common stock outstanding	153,531,678	129,188,343	144,638,237	120,876,240
Weighted-average unvested RSUs	1,839,631	1,593,070	1,845,086	1,617,398
Weighted-average diluted shares - Operating Earnings	**155,371,309**	**130,781,413**	**146,483,323**	**122,493,638**

See footnotes on page 19

APOLLO | Commercial Real Estate Finance

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Footnotes 1. Operating Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of the convertible senior notes to stockholders’ equity in accordance with GAAP, and (vi) provision for loan losses and impairments. Please see slide 18 for a reconciliation of GAAP net income to Operating Earnings and Operating Earnings excluding realized loss on investments and loss on early extinguishment of debt. Beginning with the quarter ended December 31, 2018, we modified our definition of Operating Earnings to include the impact from forward points on our foreign currency hedges, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. In order to conform to the 2018 year end presentation, which incorporates this modification, prior-year Operating Earnings results presented in this presentation have been modified accordingly. Operating Earnings may also be adjusted to exclude certain other non-cash items, as determined by ACREFI Management, LLC, the Company’s external manager (the “Manager”) and approved by a majority of the Company’s independent directors. 2. Assumes exercise of all extension options. 3. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of September 30, 2019 on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. 4. Common equity market capitalization represents shares of common stock outstanding times the closing stock price on September 30, 2019. 5. Refer to our 10-Q financials for the calculation of our net income per diluted share of common stock. 6. Invested Net Equity at Cost is the amortized cost of loans less principal balance of secured debt arrangements; does not include debt secured by proceeds held by servicer. 7. Total secured term loan balance less $7,452 at September 30, 2019 in deferred financing costs. 8. Total debt balance less $18,031 and $17,555 at September 30, 2019 and December 31, 2018, respectively, in deferred financing costs. 9. Represents total debt, less cash and loan proceeds held by servicer divided by total stockholders’ equity. 10. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends. 11. Book value per share of common stock is total stockholders’ equity divided by shares of common stock outstanding. 12. Includes two subordinate risk retention interests in securitization vehicles classified as Subordinate Loans. 13. Reflects LTV as of date loans were originated or acquired. 14. For loans closed prior to Q3 2019. 15. Unfunded loan commitments are primarily funded to finance property improvements or lease-related expenditures by the borrowers. These future commitments are funded over the term of each loan, subject in certain cases to an expiration date. 16. Includes foreign currency appreciation/depreciation, PIK interest, loan loss reserves, and the accretion of loan costs and fees. 17. For loans closed prior to 2019. 18. Conversion to USD on date of funding. 19. Other includes water park resorts. 20. Amounts and percentages may not foot due to rounding. 21. Weighted-average construction loan % is based on the amortized cost of the loans. 22. Both loans are secured by the same property. 23. Amortized cost for these loans is net of the recorded provisions for loan losses and impairments. 24. Both loans are secured by the same property. 25. Based upon face amount of loans. 26. Maturities reflect the fully funded amounts of the loans. 27. Future funding dates are based upon the Manager’s estimates based upon the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect the Company’s operating results. 28. Unless otherwise noted, represents outstanding principal balance or liquidation preference. 29. Debt balance includes GBP converted to USD using applicable September 30, 2019 spot rate. 30. In connection with the Term Loan B, we entered into a swap to fix LIBOR at 2.12% effectively fixing our all-in coupon at 4.87%. 31. Cash includes loan proceeds held by servicer. 32. Represents amounts approved and undrawn under repurchase facilities. While these amounts were previously contractually approval and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts. 33. Subject to availability of qualifying collateral assets and approval of lenders. 34. Any such hypothetical impact on interest rates on the Company’s variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment. Further, in the event of a change in interest rates of that magnitude, the Company may take actions to further mitigate the Company’s exposure to such a change. However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in the Company’s financial structure. The analysis incorporates movements in USD LIBOR only. 35. In order to conform to the 2019 presentation of the reconciliation from net income available to common stockholders to Operating Earnings, $0.4 million and ($0.1 million) was reclassified from Foreign currency loss, net for the three and nine months ended September 30, 2018, respectively. 36. This reconciliation only applies to the three and nine months ended September 30, 2019 because in the reporting period for the three and nine months ended September 30, 2018, we used the treasury stock method when determining the potential share dilution from the Notes in the computation of earnings per share. 19Footnotes 1. Operating Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of the convertible senior notes to stockholders’ equity in accordance with GAAP, and (vi) provision for loan losses and impairments. Please see slide 18 for a reconciliation of GAAP net income to Operating Earnings and Operating Earnings excluding realized loss on investments and loss on early extinguishment of debt. Beginning with the quarter ended December 31, 2018, we modified our definition of Operating Earnings to include the impact from forward points on our foreign currency hedges, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. In order to conform to the 2018 year end presentation, which incorporates this modification, prior-year Operating Earnings results presented in this presentation have been modified accordingly. Operating Earnings may also be adjusted to exclude certain other non-cash items, as determined by ACREFI Management, LLC, the Company’s external manager (the “Manager”) and approved by a majority of the Company’s independent directors. 2. Assumes exercise of all extension options. 3. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of September 30, 2019 on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. 4. Common equity market capitalization represents shares of common stock outstanding times the closing stock price on September 30, 2019. 5. Refer to our 10-Q financials for the calculation of our net income per diluted share of common stock. 6. Invested Net Equity at Cost is the amortized cost of loans less principal balance of secured debt arrangements; does not include debt secured by proceeds held by servicer. 7. Total secured term loan balance less $7,452 at September 30, 2019 in deferred financing costs. 8. Total debt balance less $18,031 and $17,555 at September 30, 2019 and December 31, 2018, respectively, in deferred financing costs. 9. Represents total debt, less cash and loan proceeds held by servicer divided by total stockholders’ equity. 10. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends. 11. Book value per share of common stock is total stockholders’ equity divided by shares of common stock outstanding. 12. Includes two subordinate risk retention interests in securitization vehicles classified as Subordinate Loans. 13. Reflects LTV as of date loans were originated or acquired. 14. For loans closed prior to Q3 2019. 15. Unfunded loan commitments are primarily funded to finance property improvements or lease-related expenditures by the borrowers. These future commitments are funded over the term of each loan, subject in certain cases to an expiration date. 16. Includes foreign currency appreciation/depreciation, PIK interest, loan loss reserves, and the accretion of loan costs and fees. 17. For loans closed prior to 2019. 18. Conversion to USD on date of funding. 19. Other includes water park resorts. 20. Amounts and percentages may not foot due to rounding. 21. Weighted-average construction loan % is based on the amortized cost of the loans. 22. Both loans are secured by the same property. 23. Amortized cost for these loans is net of the recorded provisions for loan losses and impairments. 24. Both loans are secured by the same property. 25. Based upon face amount of loans. 26. Maturities reflect the fully funded amounts of the loans. 27. Future funding dates are based upon the Manager’s estimates based upon the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect the Company’s operating results. 28. Unless otherwise noted, represents outstanding principal balance or liquidation preference. 29. Debt balance includes GBP converted to USD using applicable September 30, 2019 spot rate. 30. In connection with the Term Loan B, we entered into a swap to fix LIBOR at 2.12% effectively fixing our all-in coupon at 4.87%. 31. Cash includes loan proceeds held by servicer. 32. Represents amounts approved and undrawn under repurchase facilities. While these amounts were previously contractually approval and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts. 33. Subject to availability of qualifying collateral assets and approval of lenders. 34. Any such hypothetical impact on interest rates on the Company’s variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment. Further, in the event of a change in interest rates of that magnitude, the Company may take actions to further mitigate the Company’s exposure to such a change. However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in the Company’s financial structure. The analysis incorporates movements in USD LIBOR only. 35. In order to conform to the 2019 presentation of the reconciliation from net income available to common stockholders to Operating Earnings, $0.4 million and ($0.1 million) was reclassified from Foreign currency loss, net for the three and nine months ended September 30, 2018, respectively. 36. This reconciliation only applies to the three and nine months ended September 30, 2019 because in the reporting period for the three and nine months ended September 30, 2018, we used the treasury stock method when determining the potential share dilution from the Notes in the computation of earnings per share. 19